                                                                   EXHIBIT 10.12

                                CORTLAND BANCORP.
                             SPLIT DOLLAR AGREEMENT

     THIS SPLIT DOLLAR AGREEMENT is made and entered into as of this 23rd day of February, 2001, by and between Cortland Bancorp., a bank holding company located in Cortland, Ohio (the "Company") and ________________ (the "Director"). This Split Dollar Agreement shall append the Split Dollar Endorsement entered into on even date herewith, or as subsequently amended, by and between the aforementioned parties.

     To encourage the Director to remain a director of the Company, the Company is willing to divide the death proceeds of a life insurance policy on the Director's life. The Company will pay life insurance premiums from its general assets.

                                    ARTICLE 1
                               GENERAL DEFINITIONS

     Capitalized terms not otherwise defined in this Split Dollar Agreement shall have the same meaning as defined in the Salary Continuation Agreement of even date herewith. The following terms shall have the meanings specified:

     1.1 "Insurer" means Great-West Life & Annuity Insurance Company.

     1.2 "Policy" means insurance policy no. ________ issued by the Insurer.

     1.3 "Insured" means the Director.

                                    ARTICLE 2
                           POLICY OWNERSHIP/INTERESTS

     2.1 Company Ownership. The Company is the sole owner of the Policy and shall have the right to exercise all incidents of ownership. The Company shall be the beneficiary of any death proceeds remaining after the Director's interest has been paid pursuant to Article 2.2 below.

     2.2 Director's Interest. The Director shall have the right to designate the beneficiary of death proceeds in the amount of $100,000. The Director shall also have the right to elect and change settlement options specified in the Policy that may be permitted.

     2.3 Option to Purchase. The Company shall not sell, surrender or transfer ownership of the Policy while this Split Dollar Agreement is in effect without first giving the Director or the Director's transferee a right of first refusal to purchase the Policy for the Policy's interpolated terminal reserve value. Such right of first refusal to purchase the Policy must be exercised within 60 days from the date the Company gives written notice of the Company's intention to sell, surrender or transfer ownership of the Policy. This provision shall not impair the right of the Company to terminate this Split Dollar Agreement.

     2.4 Comparable Coverage. Upon execution of this Agreement, the Company shall maintain the Policy in full force and effect and in no event shall the Company amend, terminate or otherwise abrogate the Director's interest in the Policy, unless the Company replaces the Policy with a comparable insurance policy to cover the benefit provided under this Agreement and executes a new Split Dollar Agreement and Endorsement for said comparable insurance policy. The Policy or any comparable policy shall be subject to the claims of the Company's creditors.

                                    ARTICLE 3
                                    PREMIUMS

     3.1 Premium Payment. The Company shall pay any premiums due on the Policy.

     3.2 Imputed Income. The Company shall impute income to the Director in an amount equal to the current term rate for the Director's age multiplied by the net death benefit payable to the Director's beneficiary. The "current term rate" is the minimum amount required to be imputed under Revenue Rulings 64-328 and 66-110, or any subsequent applicable authority.

                                    ARTICLE 4
                                   ASSIGNMENT

     The Director may assign without consideration all interests in the Policy and in this Split Dollar Agreement to any person, entity or trust. If the Director transfers all of the Director's interest in the Policy, then all of the Director's interest in the Policy and in the Split Dollar Agreement shall be vested in the Director's transferee, who shall be substituted as a party hereunder, and the Director shall have no further interest in the Policy or in this Split Dollar Agreement.

                                    ARTICLE 5
                                     INSURER

     The Insurer shall be bound only by the terms of the Policy. Any payments the Insurer makes or actions it takes in accordance with the Policy shall fully discharge it from all claims, suits and demands of all entities or persons. The Insurer shall not be bound by or be deemed to have notice of the provisions of this Split Dollar Agreement.

                                    ARTICLE 6
                                CLAIMS PROCEDURE

     6.1 Claims Procedure. The Company shall notify any person or entity making a claim under this Split Dollar Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or ineligibility for benefits under this Split Dollar Agreement. If the Company determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for denial, (2) a specific reference to the provisions of this Split Dollar Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of this Split Dollar Agreement's claims review procedure and other appropriate information concerning the steps to be taken if the Claimant wishes to have the claim reviewed. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

     6.2 Review Procedure. If the Claimant is determined by the Company not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have its claim reviewed by the Company by filing a petition for review with the Company within 60 days after receipt of the notice issued by the Company. The petition shall state the specific reasons the Claimant believes it is entitled to benefits or to greater or different benefits. Within 60 days after receipt by the Company of the petition, the Company shall afford the Claimant (and counsel, if any) an opportunity to present its position to the Company verbally or in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Company shall notify the Claimant of the Company's decision in writing within the 60-day period, stating specifically the basis of its decision, written in a manner to be understood by the Claimant, and the specific provisions of this Split Dollar Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60-day period at the election of the Company, but notice of this deferral shall be given to the Claimant.

                                    ARTICLE 7
                           AMENDMENTS AND TERMINATION

     This Split Dollar Agreement may be amended or terminated only by a written agreement signed by the Company and the Director.

                                    ARTICLE 8
                                  MISCELLANEOUS

     8.1 Binding Effect. This Split Dollar Agreement shall bind the Director and the Company and their beneficiaries, survivors, executors, administrators and transferees, and any Policy beneficiary.

     8.2 No Guarantee of Service. This Split Dollar Agreement is not a service policy or contract. It does not give the Director the right to remain a director of the Company, nor does it interfere with the right of the Company's shareholders not to re-elect the Director or the right of shareholders or the Board to remove an individual as a director of the Company. This Agreement also does not require the Director to remain a director nor interfere with the Director's right to terminate service at any time.

     8.3 Applicable Law. The Split Dollar Agreement and all rights hereunder shall be governed by and construed according to the laws of the State of Ohio, except to the extent preempted by the laws of the United States of America.

     8.4 Entire Agreement. This Split Dollar Agreement constitutes the entire split dollar agreement between the Company and the Director as to the subject matter hereof. No rights are granted to the Director by virtue of this Split Dollar Agreement other than those specifically set forth herein.

     8.5 Administration. The Company shall have the powers necessary to administer this Split Dollar Agreement, including but not limited to:

     (a)  Interpreting the provisions of the Split Dollar Agreement;

     (b) Establishing and revising the method of accounting for the Split Dollar Agreement;

     (c)  Maintaining a record of benefit payments; and

     (d) Establishing rules and prescribing any forms necessary or desirable to administer the Split Dollar Agreement.

     8.6 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under the Split Dollar Agreement. It may delegate to others certain aspects of the management and operational responsibilities, including the employment of advisors and the delegation of ministerial duties to qualified individuals.

     8.7 Severability. If for any reason any provision of this Split Dollar Agreement is held invalid, such invalidity shall not affect any other provision of this Split Dollar Agreement not held so invalid, and each such other provision shall, to the full extent consistent with the law, continue in full force and effect. If any provision of this Split Dollar Agreement is held invalid in part, such invalidity shall in no way affect the remainder of such provision not held so invalid, and the remainder of such provision, together with all other provisions of this Split Dollar Agreement, shall continue in full force and effect to the full extent consistent with the law.

     8.8 Headings. The headings of Sections herein are included solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Split Dollar Agreement.

     8.9 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, certified or registered mail, return receipt requested, with postage prepaid, to the following addresses or to such other address as either party may designate by like notice.

     (a) If to the Company, to:    Board of Directors
                                   Cortland Bancorp.
                                   194 W. Main Street
                                   P.O. Box 98
                                   Cortland, Ohio 44410-1466

     (b) If to the Director, to:   ________________

and to such other or additional person or persons as either party shall have designated to the other party in writing by like notice.

     IN WITNESS WHEREOF, the Director and a duly authorized Company officer have executed this Agreement as of the day and year first written above.

DIRECTOR:                               COMPANY:

                                        CORTLAND BANCORP.


                                        By:
-------------------------------------       ------------------------------------
                                        Title:
                                               ---------------------------------

                         SPLIT DOLLAR POLICY ENDORSEMENT
                                     TO THE
                    CORTLAND BANCORP. SPLIT DOLLAR AGREEMENT

Policy No. __________________________   Insured: _______________________________

     Supplementing and amending the application for insurance to _______________ ("Insurer") on January 8, 2001 (the application date), the applicant requests and directs that:

                                  BENEFICIARIES

     1. Cortland Bancorp., a bank holding company located in Cortland, Ohio (the "Company"), shall be the beneficiary of any death proceeds remaining after the Insured's interest has been paid pursuant to paragraph (2) below.

     2. The Insured or the Insured's transferee shall designate the beneficiary of death proceeds in the amount of $100,000.

                                    OWNERSHIP

     3. The Owner of the Policy shall be the Company. The Owner shall have all ownership rights in the Policy except as may be specifically granted to the Insured or the Insured's transferee in paragraph (4) of this endorsement.

     4. The Insured or the Insured's transferee shall have the right to assign his or her rights and interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this endorsement, and to exercise all settlement options with respect to such death proceeds.

               MODIFICATION OF ASSIGNMENT PROVISIONS OF THE POLICY

     Upon the death of the Insured, the interest of any collateral assignee of the Owner of the Policy designated in paragraph (3) above shall be limited to the portion of the proceeds described in paragraph (1) above.

                                OWNER'S AUTHORITY

     The Insurer is hereby authorized to recognize the Owner's claim to rights hereunder without investigating the reason for any action taken by the Owner, including the Owner's statement of the amount of premiums the Owner has paid on the Policy. The signature of the Owner shall be sufficient for the exercise of any rights under this Endorsement, and the receipt of the Owner for any sums received by it shall be a full discharge and release therefor to the Insurer. The Insurer may rely on a sworn statement in form satisfactory to it furnished by the Owner, its successors or assigns, as to their interest, and any payments made pursuant to such statement shall discharge the Company accordingly.

     Any transferee's rights shall be subject to this Endorsement.

     The Owner accepts and agrees to this split dollar endorsement.

                         SPLIT DOLLAR POLICY ENDORSEMENT

                                     TO THE
                    CORTLAND BANCORP. SPLIT DOLLAR AGREEMENT

     The undersigned is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is being executed.

     Signed at ___________________, Ohio, this _______ day of ___________, 2001.

CORTLAND BANCORP.

By:
    ---------------------------------
Its:
     --------------------------------

     The Insured accepts and agrees to the foregoing and, subject to the rights of the Owner as stated above, designates ____________________________________,
(relationship: ____________________) as primary beneficiary(s) and _____________
(relationship: ____________________________) as secondary beneficiary of the portion of the proceeds described in paragraph (2) above.

     Signed at ___________________, Ohio, this _____ day of _____________, 2001.

     THE INSURED


-------------------------------------

                                CORTLAND BANCORP

                     SPLIT DOLLAR AGREEMENT AND ENDORSEMENT

     This SPLIT DOLLAR AGREEMENT AND ENDORSEMENT (this "Split Dollar Agreement") is made and entered into as of ________________________, 2005, by and between Cortland Bancorp, a bank holding company located in Cortland, Ohio (the "Company") and Jerry A. Carleton (the "Director"). This Split Dollar Agreement shall append the Split Dollar Endorsement entered into on even date herewith, or as subsequently amended, by and between the aforementioned parties.

     To encourage the Director to remain a director of the Company, the Company is willing to divide the death proceeds of a life insurance policy on the Director's life. The Company will pay life insurance premiums from its general assets.

                                    ARTICLE 1
                               GENERAL DEFINITIONS

     Capitalized terms not otherwise defined in this Split Dollar Agreement shall have the same meaning as defined in the Director Retirement Agreement of even date herewith between the Company and the Director. The following terms shall have the meanings specified:

     1.1 "Insured" means the Director.

     1.2 "Insurer" means each life insurance carrier for which there is a Split Dollar Policy Endorsement attached to this Split Dollar Agreement.

     1.3 "Policy" means the specific life insurance policy or policies issued by the Insurer(s).

                                    ARTICLE 2
                           POLICY OWNERSHIP/INTERESTS

     2.1 Company Ownership. The Company is the sole owner of the Policy and shall have the right to exercise all incidents of ownership. The Company shall be the beneficiary of any death proceeds remaining after the Director's interest has been paid pursuant to Article 2.2 below.

     2.2 Director's Interest. The Director shall have the right to designate the beneficiary of death proceeds in the amount of $100,000. The Director shall also have the right to elect and change settlement options specified in the Policy that may be permitted.

     2.3 Option to Purchase. The Company shall not sell, surrender or transfer ownership of the Policy while this Split Dollar Agreement is in effect without first giving the Director or the Director's transferee a right of first refusal to purchase the Policy for the Policy's interpolated terminal reserve value. Such right of first refusal to purchase the Policy must be exercised within 60 days from the date the Company gives written notice of the Company's intention to sell, surrender or transfer ownership of the Policy. This provision shall not impair the right of the Company to terminate this Split Dollar Agreement.

                                    ARTICLE 3
                                    PREMIUMS

     3.1 Premium Payment. The Company shall pay any premiums due on the Policy.

     3.2 Economic Benefit. The Company shall determine the economic benefit attributable to the Director based on the life insurance premium factor for the Director's age multiplied by the aggregate death benefit payable to the Director's Beneficiary. The life insurance premium factor is the minimum amount required to be imputed under Internal Revenue Service Regulations, section 1.61-22(d)(3)(ii), or any subsequent applicable authority. The Company shall impute the economic benefit to the Director on an annual basis by adding the economic benefit to the Director's Form W-2 or, if applicable, Form 1099.

                                    ARTICLE 4
                                   ASSIGNMENT

     The Director may assign without consideration all interests in the Policy and in this Split Dollar Agreement to any person, entity or trust. If the Director transfers all of the Director's interest in the Policy, then all of the Director's interest in the Policy and in the Split Dollar Agreement shall be vested in the Director's transferee, who shall be substituted as a party hereunder, and the Director shall have no further interest in the Policy or in this Split Dollar Agreement.

                                    ARTICLE 5
                                     INSURER

     The Insurer shall be bound only by the terms of the Policy. Any payments the Insurer makes or actions it takes in accordance with the Policy shall fully discharge it from all claims, suits and demands of all entities or persons. The Insurer shall not be bound by or be deemed to have notice of the provisions of this Split Dollar Agreement.

                                    ARTICLE 6
                                CLAIMS PROCEDURE

     6.1 Claims Procedure. The Company shall notify any person or entity making a claim under this Split Dollar Agreement (the "Claimant") in writing, within 90 days of Claimant's written application for benefits, of his or her eligibility or ineligibility for benefits under this Split Dollar Agreement. If the Company determines that the Claimant is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for denial, (2) a specific reference to the provisions of this Split Dollar Agreement on which the denial is based, (3) a description of any additional information or material necessary for the Claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of this Split Dollar Agreement's claims review procedure and other appropriate information concerning the steps to be taken if the Claimant wishes to have the claim reviewed. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Claimant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90 days.

     6.2 Review Procedure. If the Claimant is determined by the Company not to be eligible for benefits, or if the Claimant believes that he or she is entitled to greater or different benefits, the Claimant shall have the opportunity to have its claim reviewed by the Company by filing a petition for review with the Company within 60 days after receipt of the notice issued by the Company. The petition shall state the specific reasons the Claimant believes it is entitled to benefits or to greater or different benefits. Within 60 days after receipt by the Company of the petition, the Company shall afford the Claimant (and counsel, if any) an opportunity to present its position to the Company verbally or in writing, and the Claimant (or counsel) shall have the right to review the pertinent documents. The Company shall notify the Claimant of the Company's decision in writing within the 60-day period, stating specifically the basis of its decision, written in a manner to be understood by the Claimant, and the specific provisions of this Split Dollar Agreement on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60-day period at the election of the Company, but notice of this deferral shall be given to the Claimant.

                                    ARTICLE 7
                           ADMINISTRATION OF AGREEMENT

     7.1 Plan Administrator Duties. This Split Dollar Agreement shall be administered by a Plan Administrator consisting of the Company's board of directors or such committee or person(s) as the board shall appoint. The Director may be a member of the Plan Administrator. The Plan Administrator shall also have the discretion and authority to (a) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Agreement and (b) decide or resolve any and all questions, including interpretations of this Split Dollar Agreement, as may arise in connection with this Split Dollar Agreement.

     7.2 Agents. In the administration of this Split Dollar Agreement, the Plan Administrator may employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative), and may from time to time consult with counsel who may be counsel to the Company.

     7.3 Binding Effect of Decisions. The decision or action of the Plan Administrator with respect to any question arising out of or in connection with the administration, interpretation, and application of the Agreement and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in this Split Dollar Agreement. No Director or Beneficiary shall be deemed to have any right, vested or nonvested, regarding the continued use of any previously adopted assumptions, including but not limited to the discount rate and calculation method employed in the determination of the Accrual Balance.

     7.4 Indemnity of Plan Administrator. The Company shall indemnify and hold harmless the members of the Plan Administrator against any and all claims, losses, damages, expenses, or liabilities arising from any action or failure to act with respect to this Split Dollar Agreement, except in the case of willful misconduct by the Plan Administrator or any of its members.

     7.5 Company Information. To enable the Plan Administrator to perform its functions, the Company shall supply full and timely information to the Plan Administrator on all matters relating to the date and circumstances of the retirement, Disability, death, or Termination of Service of the Director, and such other pertinent information as the Plan Administrator may reasonably require.

                                    ARTICLE 8
                                  MISCELLANEOUS

     8.1 Amendment and Termination. This Split Dollar Agreement may be amended solely by a written agreement signed by the Company and by the Director. This Split Dollar Agreement shall terminate if the Director commits suicide within two years after the date of this Split Dollar Agreement, or if the Director has made any material misstatement of fact on any application for life insurance purchased by the Company. Notwithstanding any provision of this Split Dollar Agreement to the contrary, this Split Dollar Agreement also shall terminate if the Director's Termination of Service is the result of Termination for Cause. The board of directors or a duly authorized committee of the board shall have the sole and absolute right to determine whether the bases for denial of benefits for cause exist. Benefits may be denied for cause regardless of whether the Director continued to serve as a director after the board or committee made its determination not to nominate the Director for reelection. For this purpose, "Termination for Cause" means the Director is not nominated by the board or nominating committee for reelection as a director after the expiration of his current term, or the Director is removed from the board of directors, in either case -

          (a) because of the Director's gross negligence or gross neglect of duties, or

          (b) because of the Director's commission of a felony, or commission of a misdemeanor involving moral turpitude, or

          (c) because of the Director's fraud, disloyalty, dishonesty, or willful violation of any law or significant policy of the Company committed in connection with the Director's service and resulting in an adverse effect on the Company, or

          (d) because the Director is removed from service or permanently prohibited from participating in the Company's or the Cortland Savings and Banking Company's affairs by an order issued under section 8(e)(4) or
     (g)(1) of the Federal Deposit Insurance Act [12 U.S.C. 1818(e)(4) or
     (g)(1)].

     8.2 Binding Effect. This Split Dollar Agreement shall bind the Director and the Company and their beneficiaries, survivors, executors, administrators and transferees, and any Policy beneficiary.

     8.3 No Guarantee of Service. This Split Dollar Agreement is not a service policy or contract. It does not give the Director the right to remain a director of the Company, nor does it interfere with the right of the Company's shareholders not to re-elect the Director or the right of shareholders or the board to remove an individual as a director of the Company. This Split Dollar Agreement also does not require the Director to remain a director nor interfere with the Director's right to terminate service at any time.

     8.4 Applicable Law. The Split Dollar Agreement and all rights hereunder shall be governed by and construed according to the laws of the State of Ohio, except to the extent preempted by the laws of the United States of America.

     8.5 Entire Agreement. This Split Dollar Agreement constitutes the entire agreement between the Company and the Director concerning the subject matter hereof. No rights are granted to the Director under this Split Dollar Agreement other than those specifically set forth herein.

     8.6 Severability. If for any reason any provision of this Split Dollar Agreement is held invalid, such invalidity shall not affect any other provision of this Split Dollar Agreement not held invalid, and each such other provision shall continue in full force and effect to the full extent consistent with law. If any provision of this Split Dollar Agreement is held invalid in part, such invalidity shall not affect the remainder of such provision not held invalid, and the remainder of such provision, together with all other provisions of this Split Dollar Agreement, shall continue in full force and effect to the full extent consistent with law.

     8.7 Headings. Caption headings are included solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Split Dollar Agreement.

     8.8 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, certified or registered mail, return receipt requested, with postage prepaid, to the following addresses or to such other address as either party may designate by like notice. If to the Company, notice shall be given to the board of directors, Cortland Bancorp, 194 W. Main Street, P.O. Box 98, Cortland, Ohio 44410-1466, or to such other or additional person or persons as the Company shall have designated to the Director in writing. If to the Director, notice shall be given to the Director at the address of the Director appearing on the Company's records, or to such other or additional person or persons as the Director shall have designated to the Company in writing.

     IN WITNESS WHEREOF, the Director and a duly authorized Company officer have executed this Split Dollar Agreement as of the date first written above.

DIRECTOR                                CORTLAND BANCORP


                                        By:
-------------------------------------       ------------------------------------
Jerry A. Carleton                       Title:
                                               ---------------------------------

                         SPLIT DOLLAR POLICY ENDORSEMENT

Insured: Jerry Carleton
Insurer: Midland National Life Insurance Company
Policy No. 688313

     Pursuant to the terms of the Cortland Bancorp Split Dollar Agreement and Endorsement dated as of ______________________________, 2005, the undersigned
Owner requests that the above-referenced policy issued by the Insurer provides for the following beneficiary designation and limited contract ownership rights to the Insured:

     1. Upon the death of the Insured, proceeds shall be paid in one sum to the Owner, its successors or assigns, to the extent of its interest in the policy. It is hereby provided that the Insurer may rely solely upon a statement from the Owner as to the amount of proceeds it is entitled to receive under this paragraph.

     2. Any proceeds at the death of the Insured in excess of the amount paid under the provisions of the preceding paragraph shall be paid in one sum to:

         _______________________________________________________________
            PRIMARY BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

         _______________________________________________________________
           CONTINGENT BENEFICIARY, RELATIONSHIP/SOCIAL SECURITY NUMBER

The exclusive rights to change the beneficiary for the proceeds payable under this paragraph, to elect any optional method of settlement for the proceeds paid under this paragraph that is available under the terms of the policy, and to assign all rights and interests granted under this paragraph are hereby granted to the Insured. The sole signature of the Insured shall be sufficient to exercise the rights. The Owner retains all contract rights not granted to the Insured under this paragraph.

     3. It is agreed by the undersigned that this designation and limited assignment of rights shall be subject in all respects to the contractual terms of the policy.

     4. Any payment directed by the Owner under this endorsement shall be a full discharge of the Insurer, and such discharge shall be binding on all parties claiming any interest under the policy.

     The undersigned for the Owner is signing in a representative capacity and warrants that he or she has the authority to bind the entity on whose behalf this document is executed.

     Signed at ___________________, Ohio, this _______ day of ___________, 2005.

INSURED:                                OWNER:
                                        Cortland Bancorp


                                        By:
-------------------------------------       ------------------------------------
Jerry A. Carleton                       Its:
                                             -----------------------------------